EXHIBIT 32.3

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Paxton Energy, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2009, as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, Robert Freiheit, Chief Financial Officer of the Company during 2009 and ending on March 17, 2010, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  April 15, 2010

Robert Freiheit
Chief Financial Officer during 2009 and
Ending on March 17, 2010

A signed original of this written statement required by Section 906 has been provided to Paxton Energy, Inc. and will be retained by Paxton Energy, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.